SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 13, 2002


                         ASBURY AUTOMOTIVE GROUP, INC.
            (Exact Name of Registrant as Specified in its Charter)


Delaware                             5511                   58-2241119
(State or Other          (Primary Standard Industrial      (IRS Employer
Jurisdiction of           Classification Code Number)         Number)
Identification
Incorporation)

                               3 Landmark Square
                                   Suite 500
                              Stamford, CT 06901
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (203) 356-4400


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Item 9. Regulation FD Disclosure

On August 29, 2002, Asbury Automotive Group, Inc. ("Asbury") entered into an agreement (subject to certain customary closing conditions) to acquire all the companies (the "Companies") that comprise Bob Baker Auto Group, of San Diego, California, from the shareholders of the Companies. Attached hereto as Exhibit
99.1 is selected financial data for the Bob Baker Auto Group for the last twelve months ended May 31, 2002. This financial information is unaudited and was prepared by and provided to Asbury by the Bob Baker Auto Group.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

Exhibit No.         Description
-----------         -----------

   99.1 Selected financial data for Bob Baker Auto Group, of San Diego, California for the last twelve months ended May 31, 2002.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Asbury Automotive Group, Inc.

                                           By:   /s/  Kenneth B. Gilman
                                              -------------------------------
                                               Name:  Kenneth B. Gilman
                                               Title: Chief Executive Officer
Date: September 13, 2002

                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

    99.1 Selected financial data for Bob Baker Auto Group, of San Diego, California for the last twelve months ended May 31, 2002.